UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2006

NS GROUP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	1-9838	61-0985936
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 West Ninth Street, Newport, Kentucky 41071

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (859) 292-6809

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Additional Information and Where to Find It

In connection with the solicitation of proxies by NS Group, Inc. (“NS Group” or the “Company”) with respect to the meeting of its shareholders to be called with respect to the proposed merger, NS Group will file a proxy statement with the Securities and Exchange Commission (the “SEC”). Shareholders of NS Group are advised to read the proxy statement when it is finalized and distributed to shareholders because it will contain important information. Shareholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s web site at http://www.sec.gov. Shareholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to NS Group, Inc., 530 West Ninth Street, Newport, Kentucky 41071, Attention: Linda A. Pleiman, Director of Investor Relations and Corporate Communication, Telephone: (859) 292-6809, or from NS Group’s website, www.nsgrouponline.com. The information contained on NS Group’s website is not incorporated by reference into this report and should not be considered part of this report.

NS Group and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation will be set forth in the proxy statement relating to the merger and other relevant materials to be filed with the SEC when they become available. Additional information concerning the directors and executive officers is set forth in NS Group’s proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC.

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On September 11, 2006, NS Group announced that it had entered into an Agreement and Plan of Merger, dated as of September 10, 2006 (the “Merger Agreement”), among NS Group, IPSCO Inc. (“IPSCO”) and PI Acquisition Company (“Merger Sub”). The Merger Agreement contemplates that Merger Sub will be merged with and into NS Group (the “Merger”) and each outstanding share of common stock of NS Group and each share of outstanding restricted stock of NS Group will be converted into the right to receive $66.00 per share in cash (the “Merger Consideration”). Additionally, it is contemplated that NS Group shall pay (x) each holder of an outstanding option to purchase shares of common stock of NS Group under any employee stock option or compensation plan, whether or not exercisable or vested, cash in an amount determined by multiplying (i) the excess, if any, of the Merger Consideration over the applicable exercise price of such option by (ii) the number of shares of Company Common Stock such holder could have purchased (assuming full vesting of all Company Stock Options) had such holder exercised such option in full immediately prior to the Effective Time, and (y) each holder of an outstanding restricted stock unit award an amount in cash determined by multiplying (i) the Merger Consideration by (ii) the number of units covered by such restricted stock unit that have not been settled or paid immediately prior to the Effective Time.

NS Group has made representations and warranties and covenants in the Merger Agreement, including, among others, (i) to cause a meeting of NS Group’s shareholders to be held to consider the adoption of the Merger Agreement, and (ii) subject to certain exceptions, for NS Group’s board of directors to recommend that NS Group’s shareholders adopt the Merger Agreement and thereby approve the Merger.

Consummation of the Merger is subject to approval of the Merger Agreement by NS Group’s shareholders, the receipt of regulatory approvals, including approval under the Hart-Scott Rodino Act, and other conditions.

A breakup fee of $37,500,000 may be payable by NS Group upon the occurrence of certain events set forth in the Merger Agreement.

A copy of the Merger Agreement is attached as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about NS Group, IPSCO or Merger Sub. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by NS Group to IPSCO in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates expectations to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk among NS Group, IPSCO, and Merger Sub rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about NS Group, IPSCO or Merger Sub.

Amendment to Rights Agreement

On September 10, 2006, NS Group and Registrar and Transfer Company, a New York corporation (the “Rights Agent”), entered into Amendment No. 1 to the 1998 Rights Agreement, dated as of September 10, 2006 (“Amendment No. 1”), to the1998 Rights Agreement, dated as of November 17, 1998 (the “Rights Agreement”), between NS Group and the Rights Agent, in connection with the execution of the Merger Agreement.

Amendment No. 1 provides that none of the Merger, the announcement, approval, adoption, execution, delivery or performance of the Merger Agreement, or the consummation of any other transaction specifically contemplated by the Merger Agreement will (i) cause IPSCO, Merger Sub, or any of their respective Affiliates or Associates to be deemed to be an “Acquiring Person,” (ii) cause a (A) Distribution Date or (B) Stock Acquisition Date to occur, or (iii) trigger a consolidation, merger or sale or transfer of assets or earning power under Section 13 of the Rights Agreement or a Section 11(b) Event. Amendment No. 1 further provides that the Effective Time of the Merger triggers the Expiration Date.

A copy of Amendment No. 1 is attached as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of Amendment No. 1 is qualified in its entirety by reference to the full text of Amendment No. 1.

Safe Harbor for Forward-Looking Statements

Statements in this report regarding the proposed transaction among NS Group, IPSCO and Merger Sub, the expected timetable for completing the transaction, financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about NS Group, IPSCO, or Merger Sub managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the possibility that NS Group will not obtain the shareholder vote or regulatory approvals necessary to complete the Merger and the other factors described in NS Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2006 and June 30, 2006. NS Group disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this report.

Item 8.01. Other Events.

On September 11, 2006, NS Group and IPSCO issued a joint press release announcing the execution of the Merger Agreement, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit.	Exhibit Description
2.1	Agreement and Plan of Merger, dated as of September 10, 2006, among NS Group, Inc., IPSCO Inc. and PI Acquisition Company

4.1	Amendment No. 1 to the 1998 Rights Agreement, dated as of September 10, 2006, between NS Group, Inc. and Registrar and Transfer Company

99.1	Press Release, dated September 11, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC.

Date: September 11, 2006	By:	/s/ Thomas J. Depenbrock
Thomas J. Depenbrock
Vice President - Finance, Treasurer and Chief Financial Officer

Exhibit Index

Exhibit.	Exhibit Description
2.1	Agreement and Plan of Merger, dated as of September 10, 2006, among NS Group, Inc., IPSCO Inc. and PI Acquisition Company

4.1	Amendment No. 1 to the 1998 Rights Agreement, dated as of September 10, 2006, between NS Group, Inc. and Registrar and Transfer Company

99.1	Press Release, dated September 11, 2006